                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                           FRISCH'S RESTAURANTS, INC.

             PURSUANT TO THE OFFER TO PURCHASE DATED JULY 14, 1997

  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, EASTERN DAYLIGHT SAVINGS TIME, ON FRIDAY, AUGUST 8, 1997, UNLESS THE OFFER IS
                                   EXTENDED.

TO: CONTINENTAL STOCK TRANSFER & TRUST COMPANY, DEPOSITARY:

By Mail or By Overnight Courier:        By Facsimile Transmission:
     2 Broadway, 19th Floor          (For Eligible Institutions Only)
    New York, New York 10004                  (212) 509-5150

         Confirm Receipt of Notice of Guaranteed Delivery by Telephone:
                            (212) 509-4000, Ext. 535

     Delivery of this instrument and all other documents to an address, or transmission of instructions to a facsimile, other than as set forth above, does not constitute a valid delivery.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING
             INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW

---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
                                          (SEE INSTRUCTIONS 3 AND 4)
---------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
           (PLEASE FILL IN EXACTLY AS NAME(S)                                SHARES TENDERED
               APPEAR(S) ON CERTIFICATE(S)                    (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------
                                                                              TOTAL NUMBER
                                                                                OF SHARES         NUMBER OF
                                                             CERTIFICATE     REPRESENTED BY        SHARES
                                                            NUMBER(S)(1)     CERTIFICATE(S)      TENDERED(2)
                                                          -----------------------------------------------------

                                                          -----------------------------------------------------

                                                          -----------------------------------------------------

                                                          -----------------------------------------------------

                                                          -----------------------------------------------------

                                                          -----------------------------------------------------

                                                            TOTAL SHARES
---------------------------------------------------------------------------------------------------------------

 Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration.(3) (Attach additional signed list, if necessary.) See Instruction 14.

1st: ______________  2nd: ______________  3rd: ______________  4th: ____________
---------------------------------------------------------------------------------------------------------------

 (1) Need not be completed by shareholders tendering Shares by book-entry transfer.
 (2) Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
 (3) If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 13.
-------------------------------------------------------------------------------

              NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ
                      ACCOMPANYING INSTRUCTIONS CAREFULLY.

    This Letter of Transmittal is to be used only if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 2 of the Offer to Purchase (as defined below).

    Shareholders who cannot deliver their Share certificates and any other required documents to the Depositary by the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver a Letter of Transmittal and all other required documents to the Depositary prior to the Expiration Date must, in each case, tender their Shares using the guaranteed delivery procedure set forth in
Section 2 of the Offer to Purchase. See Instruction 2. Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

 [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
     TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:__________________________________________

     Check Box of Applicable Book-Entry Transfer Facility:  [ ] DTC  [ ] PDTC

     Account No.:____________________________________________________________

     Transaction Code No.:___________________________________________________

 [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
     GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s):________________________________________

     Date of Execution of Notice of Guaranteed Delivery:_____________________

     Name of Institution that Guaranteed Delivery:___________________________

     If delivery is by book-entry transfer:

     Name of Tendering Institution:__________________________________________

     Account No.:_____________________          [ ] at DTC  [ ] at PDTC

     Transaction Code No.:___________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to Frisch's Restaurants, Inc., an Ohio corporation (the "Company"), the above-described shares of its common stock, no par value (the "Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated July 14, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

    Subject to and effective upon acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares, if tendered by book-entry transfer, and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company) with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

         (i) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price (as defined below) with respect to such Shares;

         (ii) present certificate(s) for such Shares for cancellation and transfer on the Company's books; and

        (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares subject to the next paragraph, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants to the Company that:

    (a) The undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims;

    (b) The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby;

    (c) The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty to the Company that (i) the undersigned has a net long position in the Shares or equivalent securities at least equal to the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4; and

    (d) The undersigned has read and agrees to all of the terms of the Offer.

    All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, administrators and legal representatives of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, the number of Shares that the undersigned wishes to tender and the purchase price at which such Shares are being tendered should be indicated in the appropriate boxes on this Letter of Transmittal.

    The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not greater than $17.00 nor less than $15.00 per Share), net to the Seller in cash (the "Purchase Price"), that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer, taking into account the number of Shares so tendered and the prices specified by tendering shareholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to purchase 1,000,000 Shares (or such lesser number of Shares as are validly tendered at prices not greater than $17.00 nor less than $15.00 per Share) validly tendered and not withdrawn pursuant to the Offer. The undersigned understands that all Shares validly tendered at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including its proration provisions, so that each shareholder receives the highest price paid to any other shareholder pursuant to the Offer. The Company will return all other Shares, including Shares tendered at prices greater than the Purchase Price and not withdrawn and Shares not purchased because of proration.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands the certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under "Special Payment Instructions" or "Special Delivery Instructions" below.

    The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of its registered holder(s), or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company does not accept for payment any of the Shares so tendered.

    The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The check for the aggregate Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW:
-------------------------------------------------------------------------------

   PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED. IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE, A SEPARATE LETTER OF TRANSMITTAL
           FOR EACH PRICE SPECIFIED MUST BE USED. (SEE INSTRUCTION 5)
  CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED
   (EXCEPT AS PROVIDED IN THE INSTRUCTIONS BELOW) THERE IS NO VALID TENDER OF
                                    SHARES.
-------------------------------------------------------------------------------

[ ] $15.0000       [ ] $15.3750       [ ] $15.7500       [ ] $16.1250       [ ] $16.5000       [ ] $16.8750
[ ] $15.0625       [ ] $15.4375       [ ] $15.8125       [ ] $16.1875       [ ] $16.5625       [ ] $16.9375
[ ] $15.1250       [ ] $15.5000       [ ] $15.8750       [ ] $16.2500       [ ] $16.6250       [ ] $17.0000
[ ] $15.1875       [ ] $15.5625       [ ] $15.9375       [ ] $16.3125       [ ] $16.6875
[ ] $15.2500       [ ] $15.6250       [ ] $16.0000       [ ] $16.3750       [ ] $16.7500
[ ] $15.3125       [ ] $15.6875       [ ] $16.0625       [ ] $16.4375       [ ] $16.8125

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

 To be completed ONLY if the check for the aggregate Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone and sent to someone other than the undersigned.

 Issue: [ ] Check to:  [ ] Certificate(s) to:

        Name:
             ----------------------------------------------------------------
                                    (Please Print)

        Address:
                -------------------------------------------------------------

       ----------------------------------------------------------------------
                                  (Include Zip Code)

       ----------------------------------------------------------------------
                   (Taxpayer Identification or Social Security No.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 6 AND 8)

 To be completed ONLY if the check for the aggregate Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased, issued in the name of the undersigned, are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

 Issue: [ ] Check to:  [ ] Certificate(s) to:

        Name:
             ----------------------------------------------------------------
                                    (Please Print)

        Address:
                -------------------------------------------------------------


       ----------------------------------------------------------------------
                                  (Include Zip Code)

-------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL SHAREHOLDERS)
         (PLEASE COMPLETE AND RETURN THE ENCLOSED SUBSTITUTE FORM W-9)

 (Must be signed by the registered holder(s) exactly as the name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                            Signature(s) of Owner(s)

 Dated: ____________________________________ , 1997

 Name(s):
         ---------------------------------------------------------------------
                                 (Please Print)

 Capacity (full title:)
                       -------------------------------------------------------

 Address:
         ---------------------------------------------------------------------
                               (Include Zip Code)

 Area Code(s) and Telephone Number(s):
                                      ----------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

 Name of Firm:
              ----------------------------------------------------------------

 Authorized Signature:
                      --------------------------------------------------------

 Name:
      ------------------------------------------------------------------------
                                 (Please Print)

 Title:
       -----------------------------------------------------------------------

 Address:
         ---------------------------------------------------------------------
                               (Include Zip Code)

 Area Code and Telephone Number:
                                ----------------------------------------------

 Dated: ____________________________________ , 1997

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a participant in an Approved Signature Guarantee Medallion Program pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

    2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used either if Share certificates are forwarded herewith (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, together in each case with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary prior to the Expiration Date (as defined in the Offer to Purchase). If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. DELIVERY OF DOCUMENTS TO ONE OF THE BOOK-ENTRY TRANSFER FACILITIES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    Shareholders whose Share certificates are not immediately available or who cannot deliver their Share certificates and all other required documents to the Depositary or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date must, in any such case, tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date, and (iii) the certificates for all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three American Stock Exchange trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    The Company will not accept any alternative, contingent or conditional tenders nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance of their tender.

    3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. Partial Tenders and Unpurchased Shares (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) represented by the old certificate will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as soon as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. Indication of Price at which Shares are being Tendered. For Shares to be validly tendered, the shareholder must check the box indicating the price per Share at which such shareholder is tendering Shares under "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS

CHECKED OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A shareholder wishing to tender portions of such shareholder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such shareholder wishes to tender each such portion of such shareholder's Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 3 of the Offer to Purchase) at more than one price.

    6. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

    (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    (b) If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    (c) If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

    (d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures in any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    (e) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    (f) If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

    7. Stock Transfer Taxes. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted by the Depositary from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 7, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

    8. Special Payment and Delivery Instructions. If a check for the Purchase Price of any Shares tendered hereby is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable. Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility from which such transfer was made.

    9. Substitute Form W-9 and Form W-8. To prevent United States federal income tax backup withholding of 31% of the gross proceeds payable to a shareholder or other payee pursuant to the Offer, the shareholder or other payee must provide such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certify that such number is correct. Therefore, each tendering shareholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain shareholders (including, among others, all corporations and certain foreign shareholders (in addition to foreign corporations)) are not subject to these backup withholding and reporting requirements. In order for a foreign shareholder to qualify as an exempt recipient, that shareholder must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that shareholder's exempt status. Such statements may be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    10. Withholding on Foreign Shareholders. Even if a foreign shareholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign shareholder or such shareholder's agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. For this purpose, a foreign shareholder is any shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof, or (iii) an estate or trust, the income of which is subject to United States federal income taxation regardless of the source of such income. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign shareholder must deliver to the Depositary a properly completed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the Depositary a properly completed IRS Form 4224. The Depositary will determine a stockholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such shareholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 13 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Foreign shareholders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

    11. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent, and such copies will be furnished promptly at the Company's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

    12. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or any particular shareholder, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

    13. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax treatment of the Purchase Price for the Shares purchased. See Sections 1 and 13 of the Offer to Purchase.

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

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
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SUBSTITUTE                   Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT  Social Security Number OR
FORM W-9                     RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.   Employer Identification
                                                                              Number
                                                                              --------------------------







                            -----------------------------------------------------------------------------
DEPARTMENT OF THE            Part 2 -- For Payees exempt from backup withholding (see the enclosed
TREASURY, INTERNAL           Guidelines for Certification of Taxpayer Identification Number on Substitute
REVENUE SERVICE              Form W-9 and complete as instructed therein).
                            -----------------------------------------------------------------------------
                             Part 3 -- Awaiting TIN [ ]
                            -----------------------------------------------------------------------------
                             CERTIFICATION -- Under penalties of perjury, I certify that:

PAYER'S REQUEST              (i) the number shown on this form is my correct Taxpayer Identification
FOR                               Number (or I am waiting for a number to be issued to me), and
TAXPAYER
IDENTIFICATION               (ii) I am not subject to backup withholding because: (a) I am exempt from
NO.                               backup withholding; or (b) I have not been notified by the Internal Revenue
                                  Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                  Certification instructions -- You must cross out Item (ii) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
                                 SIGNATURE ________________________________________________ DATE_________
                                 NAME (Please Print)_____________________________________________________
                                 ADDRESS (Include Zip Code)______________________________________________
---------------------------------------------------------------------------------------------------------
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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW
      THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
      NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
 Internal Revenue Service Center or Social Security Administration Office, or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld;
 but that such amounts will be refunded to me if I then provide a Taxpayer
 Identification Number within sixty (60) days.

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                         Signature                                                            Date

                    THE INFORMATION AGENT FOR THE OFFER IS:

                             MCCORMICK & PRYOR LTD.

                                  26 Broadway
                                   Suite 1640
                            New York, New York 10004

                 Banks and Brokers Call Collect: (212) 968-9090
              All Others Call Toll-Free: (800) 476-2508 PIN #3774

                      THE DEALER MANAGER FOR THE OFFER IS:

                                FURMAN SELZ LLC

                                230 Park Avenue
                            New York, New York 10169
                                 (212) 309-8200
                                 (800) 939-9991

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE. SHAREHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR LETTERS OF TRANSMITTAL.